UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

MSCI Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center, 250 Greenwich St, 49th Floor, New York, NY 10007
(Address of principal executive offices) (Zip Code)

(212) 804-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2013, MSCI Inc. (the “Registrant”) released financial information with respect to its third quarter ended September 30, 2013.  A copy of the press release containing this information is furnished as Exhibit 99.1 and the related investor presentation, which will be presented by the Registrant’s management during its conference call on Thursday, October 31, 2013 at 11:00 a.m. Eastern Time, is furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Report”).

The Registrant’s press release and the related investor presentation contain certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are also contained in Exhibits 99.1 and 99.2.

The information furnished under Item 2.02 of this Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant, dated October 31, 2013, containing financial information for the third quarter ended September 30, 2013.
Exhibit 99.2	Third Quarter 2013 Earnings Presentation, dated October 31, 2013.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: October 31, 2013	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chief Executive Officer, President and Chairman

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant, dated October 31, 2013, containing financial information for the third quarter ended September 30, 2013.
99.2	Third Quarter 2013 Earnings Presentation, dated October 31, 2013.